Exhibit 10.1
CONFORMED EXECUTION COPY
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of the 4th day of January, 2008, by and among D.R. HORTON, INC., a Delaware corporation (the "Borrower”), the lenders listed on the signature pages hereof (collectively referred to herein as the “Lenders”), the Guarantors listed on Schedule 1 attached hereto (each a “Guarantor” and collectively, the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), Swingline Lender and a Letter of Credit Issuer.
R E C I T A L S:
The Borrower, the Administrative Agent and the Lenders have entered into that certain Revolving Credit Agreement dated as of December 16, 2005 (the “Original Credit Agreement”) and the Borrower, the Administrative Agent and certain of the Lenders have entered into that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2006 (the “First Amendment”), that certain Second Amendment to Revolving Credit Agreement dated as of March 14, 2007 (the “Second Amendment”), and that certain Third Amendment to Revolving Credit Agreement dated as of July 6, 2007 (the “Third Amendment”; the Original Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter referred to as the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.
The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement in certain respects.
NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:
SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.
SECTION 2. Amendments.
(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:
"Adjusted Cash Flow from Operations” means, for any period of four consecutive fiscal quarters of the Borrower ending on any date of determination, the sum of (a) the cash generated by (or used in) operating activities, as calculated on the quarterly financial statements for the Borrower and its Restricted Subsidiaries, on a consolidated basis for such period, as determined in accordance with GAAP, such amount being reflected in the line item designated “Net cash (used in) provided by operating activities” on the Borrower’s quarterly financial statements, plus (b) Interest

Incurred. In the case of any Subsidiary of Borrower that becomes a Restricted Subsidiary during any period of calculation, Adjusted Cash Flow from Operations shall, for the purposes of the foregoing calculations, be adjusted by increasing, if positive, or decreasing, if negative, Adjusted Cash Flow from Operations by the Adjusted Cash Flow from Operations of such Subsidiary during such period of calculation occurring prior to the date such Subsidiary became a Restricted Subsidiary.
"Interest Coverage Ratio” means, for any period, the ratio of (a) EBITDA for such period to (b) Interest Incurred for such period.
"Unimproved Land” means parcels of land wholly-owned by Borrower or its Restricted Subsidiaries which are, as of the date of determination, held for future development or disposition and (a) with respect to which all requisite zoning requirements and land use requirements have been satisfied, and all requisite approvals have been obtained (on a final and unconditional basis) from all applicable Governmental Authorities (other than approvals which are simply ministerial and non-discretionary in nature), in order to develop the parcel as a residential housing project and construct Dwellings thereon, and (b) as to parcels located in California and other jurisdictions that have comparable requirements and procedures, which satisfy the requirements of clause (a) above, and which are subject to a currently effective vesting tentative map (unless a county or city where the land is located does not grant vesting tentative maps), have received all necessary approvals (on a final and unconditional basis, other than future conditions imposed on the development in order to obtain such approvals ) by all applicable Governmental Authorities.
(b) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"Applicable Margin” means, on any date of determination, the sum of (i) the percentage per annum set forth in the first table below for a Loan, a Letter of Credit, or an Unused Commitment Fee (as the case may be) that corresponds to the Leverage Ratio or the Debt Rating, as applicable, at such date of determination, as calculated based on the quarterly compliance certificate of Borrower most recently delivered pursuant to Section 6.6 or the notice delivered by Borrower pursuant to Section 6.14, as applicable (and in each case as further set forth in this definition), plus (ii) in the case of a Loan or a Letter of Credit, the percentage per annum set forth under the column “Pricing Premium” in the second table below that corresponds to the Interest Coverage Ratio and Leverage Ratio, as applicable, at such date of determination:

Applicable Margin

			Eurodollar
		Senior	Rate or			Unused
Pricing	Leverage	Unsecured	LIBOR	Base	Letters of	Commitment
Level	Ratio	Debt Rating	Rate	Rate	Credit	Fee
1	Less than or equal to 0.30 to 1	BBB+/Baa1	0.50%	0.00%	0.375%	0.125%
2	Greater than 0.30 to 1 but less than or equal to 0.40 to 1	BBB/Baa2	0.625%	0.00%	0.50%	0.15%
3	Greater than 0.40 to 1 but less than or equal to 0.50 to 1	BBB-/Baa3	0.75%	0.00%	0.625%	0.175%
4	Greater than 0.50 to 1 but less than .55 to 1	BB+/Ba1	1.00%	0.00%	0.875%	0.20%
5	Equal to or greater than 0.55 to 1	BB/Ba2	1.375%	0.00%	1.25%	0.225%

If Interest Coverage Ratio is:	AND if Leverage Ratio is:	Pricing Premium:
Greater than or equal to 2.0 to 1.0	Not applicable	0%
Greater than or equal to 1.5 to 1.0 but less than 2.0 to 1.0	Less than or equal to 0.50 to 1.0	.125%
Greater than or equal to 1.5 to 1.0 but less than 2.0 to 1.0	Greater than 0.50 to 1.0	.25%
Greater than or equal to 1.0 to 1.0 but less than 1.5 to 1.0	Less than or equal to 0.475 to 1.0	.25%
Greater than or equal to 1.0 to 1.0 but less than 1.5 to 1.0	Greater than 0.475 to 1.0	.45%
Less than 1.0 to 1.0	Less than or equal to 0.45 to 1.0	.375%
Less than 1.0 to 1.0	Greater than 0.45 to 1.0	.65%
Initially, the Applicable Margin shall be set at Level 3 and, subject to clause (g) of the proviso below, shall continue at Level 3 until December 31, 2005. Thereafter, the Applicable Margin shall be determined based upon the Debt Rating (with any adjustment in the Applicable Margin resulting from a publicly announced change in a Debt Rating to take effect upon the earlier of (x) the actual date of delivery by Borrower to Administrative Agent of notice thereof pursuant to Section 6.5, and (y) the date on which Borrower is obligated to deliver notice thereof to Administrative Agent pursuant to Section 6.5), the Interest Coverage Ratio and the Leverage Ratio (with the Interest Coverage Ratio and Leverage Ratio being determined upon delivery of the compliance certificate pursuant to Section 6.6 after the end of each fiscal quarter and any adjustment in the Applicable Margin resulting from the Interest Coverage Ratio and Leverage Ratio reflected in such compliance certificate to take effect on the last day that such compliance certificate was required to be delivered); provided that (a) if at least two of Moody’s, S&P and Fitch are not providing a Debt Rating, no Debt Rating shall be deemed to exist, (b) in the event that the Debt Ratings are not equivalent (where there are only two Debt Ratings), the Debt Rating for purposes of determining the Applicable Margin shall be (1) the higher Debt Rating if such Debt Ratings are one level apart and (2) one level lower than the higher Debt Rating if such Debt Ratings are more than one level apart, (c) in the event that the Debt Ratings are not equivalent (where there are three Debt Ratings), (1) if two of such three Debt Ratings are at the same level, the third Debt Rating shall be disregarded, and (2) if all three Debt Ratings are at different levels, the highest and lowest Debt Ratings shall be disregarded, (d) if the Leverage Ratio and the Debt Rating (as determined pursuant to clause (b) or (c), as applicable, of this proviso) are at different Levels and are only one Level apart, the higher Level shall be deemed to apply (with, for purpose of clarification and by way of illustration, Level 1 being a higher Level than Level 2), (e) if the Leverage Ratio and the Debt Rating (as determined pursuant to clause

(b) or clause (c), as applicable, of this proviso) are at different Levels and are more than one Level apart, the Level that is one Level lower than the higher Level shall be deemed to apply, (f) if Borrower fails to deliver a compliance certificate with respect to any fiscal quarter within the period of time required by Section 6.6, then the Leverage Ratio shall be deemed to be greater than 0.55 to 1 and the Interest Coverage Ratio shall be deemed to be less than 1.0 to 1.0 until Borrower delivers such compliance certificate with respect to such fiscal quarter (or a compliance certificate with respect to a subsequent fiscal quarter), and (g) at all times while an Event of Default exists, the Applicable Margin shall be set at Level 5.
The Pricing Premium shall be determined based upon the Interest Coverage Ratio and the Leverage Ratio (each being determined upon delivery of the compliance certificate pursuant to Section 6.6 after the end of each fiscal quarter and any adjustment in the Pricing Premium resulting from the Leverage Ratio reflected in such compliance certificate to take effect on the last day that such compliance certificate was required to be delivered).
(c) The definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"EBITDA” means, for Borrower and its Restricted Subsidiaries for the twelve (12) month period ending on any date of determination, an amount equal to (a) consolidated net income for such period, plus (b) cash dividends from Unrestricted Subsidiaries paid to Borrower during such period, minus (c) gains from extraordinary items not received in cash for such period, to the extent included in the calculation of consolidated net income for such period in accordance with GAAP, but without duplication, plus (d) the sum of (i) any provision for income taxes for such period, (ii) Interest Expense deducted in the calculation of consolidated net income for such period in accordance with GAAP (including, without duplication, previously capitalized Interest Expense which would be included in “cost of goods sold” and deducted from consolidated revenues in determining consolidated net income), (iii) the amount of depreciation and amortization for such period, and (iv) extraordinary losses not paid in cash, other non-cash items and asset valuation adjustments, including but not limited to impairment charges on inventories and other long-lived assets and land option cost write-offs, minus (e) the amount of interest income included in the calculation of consolidated net income for such period in accordance with GAAP, in each case to the extent included in the calculation of consolidated net income for such period in accordance with GAAP, but without duplication. In the case of any Subsidiary of Borrower that becomes a Restricted Subsidiary during any period of calculation, EBITDA shall, for the purposes of the foregoing calculations, be adjusted by increasing, if positive, or decreasing, if negative, EBITDA by the EBITDA of such Subsidiary during such period of calculation occurring prior to the date such Subsidiary became a Restricted Subsidiary.
(d) The definition of “Interest Incurred” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Interest Incurred” means, for any period, the aggregate amount (without duplication and determined in each case in accordance with GAAP) of interest incurred, whether such interest was expensed or capitalized, paid, accrued, or scheduled to be paid or accrued by Borrower and its Restricted Subsidiaries during such period (including (a) original issue discount and non-cash interest payments or accruals on any Indebtedness, (b) the interest portion of all deferred payment obligations, and (c) all commissions, discounts, and other fees and charges owed with respect to bankers’ acceptances and letter of credit financings and Financial Hedges, in each case to the extent attributable to such period, and excluding premiums associated with the prepayment of Indebtedness) net of the aggregate amount of interest income during such period, but not less than zero. For purposes of this definition, (i) interest on any obligations arising under Capital Leases shall be deemed to accrue at an interest rate reasonably determined by Borrower to be the rate of interest implicit in such obligations in accordance with GAAP, and (ii) interest expense attributable to any Indebtedness represented by the guaranty of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.
(e) The definition of “Loan Inventory” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"Loan Inventory” means Unimproved Land, Lots Under Development, Developed Lots, and Dwelling Lots which are not encumbered by a Lien or Liens (other than any Permitted Encumbrance) and which have been designated by Borrower as “Loan Inventory” to be utilized for the purpose of calculating the Loan Funding Availability, but excluding any Encumbered Inventory.
(f) Section 2.2(a) of the Credit Agreement is hereby amended by deleting the last sentence of such Section 2.2(a).
(g) Section 2.8(d) of the Credit Agreement is hereby amended by deleting such Section 2.8(d) in its entirety and inserting “Intentionally Omitted” in lieu thereof.
(h) Section 3.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) Calculation of Loan Funding Availability. The Loan Funding Availability shall be equal to the lesser of:
(i) the sum, without duplication, of “A” plus "B” plus "C” plus "D” plus "E” plus "F”, each as further described below (and subject to the proviso at the end of this subsection (i)):
A = thirty percent (30%) of the sum of the net book value, as included in the Borrower’s most recent consolidated financial statements delivered pursuant to Article 6 of this Agreement, of all Unimproved Land which is included in the Loan Inventory;
B = sixty-five percent (65%) of the sum of the net book value, as included in the Borrower’s most recent consolidated financial statements delivered pursuant to Article 6 of this Agreement, for all Lots Under Development which are included in the Loan Inventory. If, after a Land Parcel is designated a Lot Under Development, development of such parcel ceases for thirty (30) calendar days or more (other than by reason of a Force Majeure Delay), at the discretion of Administrative Agent, such parcel may be categorized as Unimproved Land until development of such Lot Under Development is resumed to the satisfaction of Administrative Agent;

C = sixty-five percent (65%) of the sum of the net book value, as included in the Borrower’s most recent consolidated financial statements delivered pursuant to Article 6 of this Agreement, for all Developed Lots included in the Loan Inventory;
D = eighty-five percent (85%) of the sum of the net book value, as included in the Borrower’s most recent consolidated financial statements delivered pursuant to Article 6 of this Agreement, for all Dwelling Lots included in the Loan Inventory;
E = ninety percent (90%) of the sum of the net book value, as included in the Borrower’s most recent consolidated financial statements delivered pursuant to Article 6 of this Agreement, for all funds in escrow payable to, but not yet received by, the Borrower or a Restricted Subsidiary following, and related to, a Dwelling Unit closing.
F = one hundred percent (100%) of all unrestricted cash and cash equivalents of the Borrower as included in the Borrower’s most recent consolidated financial statements delivered pursuant to Article 6 of this Agreement;
provided that in this clause (i), the sum of “A”, “B” and “C” may not exceed fifty percent (50%) of the amount of Loan Funding Availability; or
(ii) the sum, without duplication, of “A” plus "B” plus "C”, each as further described below (and subject to the proviso at the end of this subsection (ii)):
A = sixty-five percent (65%) of the sum of all Acquisition Costs for all Lots Under Development which are included in the Loan Inventory. If, after a Land Parcel is designated a Lot Under Development, development of such parcel ceases for thirty (30) calendar days or more (other than by reason of a Force Majeure Delay), at the discretion of Administrative Agent, the Loan Funding Availability for such parcel may be reduced to an amount determined by Administrative Agent (which amount can be zero) until development of such Lot Under Development is resumed to the satisfaction of Administrative Agent;
B = sixty-five percent (65%) of the sum of all Acquisition Costs for all Developed Lots included in the Loan Inventory;
C = eighty-five percent (85%) of the sum of all Acquisition Costs and Construction Costs for all Dwelling Lots included in the Loan Inventory;
provided that in this clause (ii), the sum of “A” and “B” may not exceed fifty percent (50%) of the amount of Loan Funding Availability.
(i) Section 3.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Designation of Land Parcels, Lots Under Development, Developed Lots and Dwelling Lots. Borrower shall deliver to Administrative Agent an Inventory Summary Report in the form of Exhibit A and incorporated herein within forty-five (45) days after the last day of each quarter in each fiscal year of Borrower; provided that Borrower may, in its discretion, deliver an Inventory Summary Report as of the last day of any calendar month. The Inventory Summary Report shall reflect Inventory that Borrower desires to have designated as Loan Inventory. Upon Administrative Agent’s receipt of the Inventory Summary Report, Administrative Agent may conduct inspections or reviews of the subject Inventory that Administrative Agent deems appropriate, at the expense of Administrative Agent except as hereinafter expressly provided. Based upon the information in the Inventory Summary Report and the other information compiled by Administrative Agent, Administrative Agent shall determine, in its reasonable discretion, whether Unimproved Land, a Lot Under Development, a Developed Lot or a Dwelling Lot not previously designated as part of the Loan Inventory shall be designated part of the Loan Inventory and, if so, whether such Unimproved Land, Lot Under Development, Developed Lot, or Dwelling Lot shall be designated Unimproved Land, a Lot Under Development, a Developed Lot, or a Dwelling Lot.
(j) Section 6.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Compliance Certificates. Borrower shall, within forty-five (45) days from the end of each of the first three fiscal quarters of Borrower and within sixty-five (65) days from the end of the fiscal year of Borrower, provide to Administrative Agent a certificate signed by an Authorized Signatory of Borrower in the form of Exhibit D setting forth such calculations required to establish whether Borrower was in compliance with Section 6.8 and setting forth a list of all Guarantors as of the last day of such fiscal quarter.
(k) Section 6.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Financial and Inventory Covenants. Until the Obligations are repaid in full and the expiration or termination of all Letters of Credit and the Total Revolving Credit Commitment, Borrower shall adhere to the following financial covenants, all on a consolidated basis with the Restricted Subsidiaries and determined as of the last day of each fiscal quarter of Borrower:
(a) Borrower shall maintain at all times a Leverage Ratio of not more than 0.55 to 1;
(b) If the Borrower shall fail to maintain for any two consecutive fiscal quarters ending on and after December 31, 2007 an Interest Coverage Ratio equal to or greater than 1.50 to 1.00 for the period of four consecutive fiscal quarters then ended, then as of the end of such second consecutive fiscal quarter and as of the end of all fiscal quarters thereafter until the Interest Coverage Ratio is greater than or equal to 1.50 to 1.00, the Borrower shall either maintain (i) a ratio of (A) Adjusted Cash Flow from Operations to (B) Interest Incurred of greater than or equal to 1.50 to 1.00 or (ii) a sum of (y) Loan Funding Availability plus (z) unrestricted cash and cash equivalents, to the extent such unrestricted cash and cash equivalents are not included in calculating Loan Funding Availability, equal to or greater than $500,000,000.

(c) Borrower shall maintain at all times Tangible Net Worth of not less than the sum of (i) $3,500,000,000, plus (ii) fifty percent (50%) of annual net profits (with no deduction for any annual net loss) for each fiscal year ending after September 30, 2007, plus (iii) fifty percent (50%) of the aggregate increase in shareholders’ equity of Borrower after September 30, 2007 by reason of the issuance of capital stock of Borrower (including upon conversion of Indebtedness into such capital stock but excluding (x) stock issued in connection with an employee stock ownership plan, an employee stock option plan, or an employee stock purchase plan, and (y) any portion of such increase in shareholders’ equity attributable to goodwill recognized in connection with an Acquisition);
(d) The total number of Speculative Lots owned by Borrower and its Restricted Subsidiaries at any given time shall not exceed forty percent (40%) of all Closed Sales during the immediately preceding twelve (12) calendar months. Models shall not be considered “Speculative Lots” for purposes of this Section 6.8(d); and
(e) The net book value determined in accordance with GAAP of Developed Lots, Lots Under Development, and Land Parcels owned by Borrower and its Restricted Subsidiaries as of the date of determination shall not exceed one hundred fifty percent (150%) of the Adjusted Tangible Net Worth;
provided, however, that the limitations set forth in the preceding subsections (d) and (e) shall not be operative during any period in which Borrower maintains an Investment Grade Rating by at least two (2) of Moody’s, S&P, and Fitch.
(l) Section 8.1(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(g) A final judgment shall be entered by any court against Borrower or any of its Restricted Subsidiaries for the payment of money which exceeds $20,000,000, which judgment is not covered by insurance or a warrant of attachment or execution or similar process shall be issued or levied against property of Borrower or any of its Restricted Subsidiaries which, together with all other such property of Borrower or any of its Restricted Subsidiaries subject to other such process, exceeds in value $20,000,000 in the aggregate, and if, within thirty (30) days after the entry, issue, or levy thereof, such judgment, warrant, or process shall not have been paid or discharged or bonded or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant, or process shall not have been paid or discharged; or
(m) Exhibits A and D to the Credit Agreement are hereby amended and restated in their entirety to read as Exhibits A and D attached hereto.
SECTION 3. Reduction of Aggregate Commitment. At the request of the Borrower, the amount of the Total Revolving Credit Commitment is hereby reduced to $2,250,000,000 and such reduction shall be allocated to each Lender’s Revolving Credit Commitment ratably in accordance with its Commitment Ratio. The Borrower represents, warrants and certifies that this reduction in the Total Revolving Credit Commitment is in accordance with Section 2.14 of the Credit Agreement.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to satisfaction of the following conditions, and upon satisfaction of the following conditions, this Amendment shall be effective as of the day and year first above written:
(a) receipt by the Administrative Agent from the Borrower, the Guarantors, the Administrative Agent and the Lenders constituting Required Lenders (as defined in the Credit Agreement) of a duly executed counterpart of this Amendment;
(b) the fact that the representations and warranties of the Borrower and each Guarantor contained in Article 5 of the Credit Agreement and Section 6 of this Amendment shall be true on and as of the date hereof;
(c) payment by the Borrower to the Administrative Agent of an amendment fee of .125% of each Lender’s Revolving Credit Commitment for each Lender approving this Amendment after giving effect to the reduction of the Total Revolving Credit Commitment in Section 3 of this Amendment and all other fees and expenses (including without limitation the fees and expenses of counsel to the Administrative Agent and fees related to the reduction of the Total Revolving Credit Commitment in accordance with Section 2.14 of the Credit Agreement and Section 3 of this Amendment) payable on the date of this Amendment to the applicable Lenders and the Administrative Agent; and
(d) receipt of such other documents that the Administrative Agent may reasonably require.
SECTION 5. No Other Amendment. Except for the amendments set forth herein, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended or waived, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.
SECTION 6. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof.
(b) The Borrower and each Guarantor each has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

(c) The execution, delivery and performance by each of the Borrower and each Guarantor of this Amendment and each Loan Document to which such Person is a party that is being delivered in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organizational Documents or Authority Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any contractual obligation to which such Person is party or another order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject, or (iii) violate any Applicable Law.
(d) This Amendment and each Loan Document being delivered in connection with this Amendment have each been duly executed and delivered by the Borrower and each Guarantor that is party hereto and thereto. This Amendment and each such Loan Document each constitutes the legal, valid and binding obligation of the Borrower and each Guarantor that is a party thereto, enforceable against the Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.
SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.
SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA; PROVIDED THAT THE ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUERS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
SECTION 9. Consent by Guarantors. The Guarantors consent to this Amendment. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Subsidiary Guaranty to which it is a party, such Subsidiary Guaranty being hereby ratified and affirmed. Each Guarantor hereby expressly agrees that the Subsidiary Guaranty to which it is a party is in full force and effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:

D.R. HORTON, INC., a Delaware corporation

By:	/s/ Bill W. Wheat

Name:	Bill W. Wheat

Title:	Executive V.P. and Chief Financial Officer

GUARANTORS:

By:	/s/ Bill W. Wheat

Bill W. Wheat, in the capacities described and on behalf of the entities set forth in Exhibit A
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

EXHIBIT A
INITIAL GUARANTORS as of December 16, 2005
C. Richard Dobson Builders, Inc., a Virginia corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
CH Investments of Texas, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
CHI Construction Company, an Arizona corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
CHTEX of Texas, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Homes of Texas, L.P., a Texas limited partnership, by CHTEX of Texas, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Residential, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D. R. Horton, Inc. — Fresno, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton — Emerald, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton — Texas, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton LA North, Inc. (f/k/a DRH Regrem X, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Los Angeles Holding Company, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Management Company, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Materials, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton OCI, Inc., (f/k/a D.R. Horton Orange County, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

D.R. Horton VEN, Inc. (f/k/a D.R. Horton San Diego Holding Company, Inc.), a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Birmingham, an Alabama corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Chicago, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Denver, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Dietz-Crane, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Greensboro, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Gulf Coast, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Jacksonville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Louisville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Minnesota, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — New Jersey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Portland, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Sacramento, a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc. — Torrey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company, by Vertical Construction Corporation, a manager, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Cambridge Homes, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Cambridge Homes, LLC, a Delaware limited liability company, by D.R. Horton, Inc. — Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

DRH Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem VII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem VIII, LLC, a Delaware limited liability company, by D.R. Horton, Inc. — Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem XI, Inc. a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem XII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Southwest Construction, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Tucson Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRHI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
HPH Homebuilders 2000, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., a General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
KDB Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows I, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows II, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows IX, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows VIII, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows X, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Melmort Co., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Melody Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Schuler Homes of Arizona LLC, a Delaware limited liability company, by SRHI LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of Oregon, Inc., an Oregon corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Mortgage, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Realty Hawaii, Inc., a Hawaii corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SGS Communities at Grande Quay, LLC, a New Jersey limited liability company, by Meadows IX, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SHA Construction LLC, a Delaware limited liability company, by SRHI, LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Colorado, Inc., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Nevada, Inc., a Nevada corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Utah, Inc., a Utah corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SRHI LLC, a Delaware limited liability company, by SHLR of Nevada, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SSHI LLC, a Delaware limited liability company, by SHLR of Washington, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Vertical Construction Corporation, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Funding, Inc., a California corporation, by Bill W. Wheat in his capacity as Executive Vice President
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Western Pacific Housing — Aviara, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing — Oso, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing — Scripps, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing — Seacove, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing — Windflower, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing Co., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing Management, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Antigua, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Broadway, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Carmel, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Creekside, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Culver City, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Mountaingate, L.P. a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Poinsettia, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrance, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Windemere, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
WPH-Camino Ruiz, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
ADDITIONAL GUARANTORS as of June 13, 2006
DRH Regrem XIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XIX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

DRH Regrem XXI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXV, Inc. (f/k/a D.R. Horton, Inc. — Los Angeles), a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as
Administrative Agent

By:	/s/ R. Scott Holtzapple

Name:	R. Scott Holtzapple

Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender,
Swingline Lender and a Letter of Credit Issuer

By:	/s/ R. Scott Holtzapple

Name:	R. Scott Holtzapple

Title:	Senior Vice President

THE ROYAL BANK OF SCOTLAND, PLC, as a Lender

By:	/s/ William McGinty

Name:	William McGinty

Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stephen B. Carlson

Name:	Stephen B. Carlson

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Samuel L. Hill

Name:	Samuel L. Hill

Title:	Managing Director and Regional Head

By:	/s/ Robert Nelson

Name:	Robert Nelson

Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Vanessa Chiu

Name:	Vanessa Chiu

Title:	Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director

By:	/s/ Mary E. Evans

Name:	Mary E. Evans

Title:	Associate Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BNP PARIBAS, as a Lender

By:	/s/ Duane Helkowski

Name:	Duane Helkowski

Title:	Managing Director

By:	/s/ Melissa Balley

Name:	Melissa Balley

Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Ashish Tandon

Name:	Ashish Tandon

Title:	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Kuykendall

Name:	John Kuykendall

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

REGIONS BANK (successor by merger to AmSouth Bank), as a Lender

By:	/s/ Daniel McClurkin

Name:	Daniel McClurkin

Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Chris Osborn

Name:	Chris Osborn

Title:	Managing Director

SCOTIABANC INC., as a Lender

By:	/s/ P.M. Brown

Name:	P.M. Brown

Title:	Managing Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Nicholas A. Bell

Name:	Nicholas A. Bell

Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson

Name:	Casey L. Stevenson

Title:	Vice President

LLOYDS TSB BANK PLC, as a Lender

By:	/s/ Deborah Carlson

Name:	Deborah Carlson

Title:	Director, Corporate Banking USA, C103

By:	/s/ Nicholas J. Bruce

Name:	Nicholas J. Bruce

Title:	Vice President & Manager, Risk Management & Business Support, 8081

NATIXIS (fka NATEXIS BANQUES POPULAIRES), as a Lender

By:	/s/ Marie-Edith Dugeny

Name:	Marie-Edith DUGENY

Title:	Managing Director

By:	/s/ Timothée Delpont

Name:	Timothée DELPONT

Title:	Associate

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

GUARANTY BANK, as a Lender

By:	/s/ Ross Evans

Name:	Ross Evans

Title:	Vice President

EMIGRANT BANK, as a Lender

By:	/s/ David Feingold

Name:	David Feingold

Title:	M.D.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Luis Donoso

Name:	Luis Donoso

Title:	Vice President

CALIFORNIA BANK & TRUST, a California
banking corporation, as a Lender

By:	/s/ Bruce Weyers

Name:	Bruce Weyers

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CITY NATIONAL BANK, a national banking association,
as a Lender

By:	/s/ Xavier Barrera

Name:	Xavier Barrera

Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Mike Mendenhall

Name:	Mike Mendenhall

Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Noel Purcell

Name:	Noel Purcell

Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Milissa Groeden

Name:	Milissa Groeden

Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

UNION BANK OF CALIFORNIA N.A., as a Lender

By:	/s/ Brent Hennig

Name:	Brent Hennig

Title:	Vice President

CHEVY CHASE BANK, F.S.B., as a Lender

By:	/s/ Alexandra M. Johns

Name:	Alexandra M. Johns

Title:	Group Vice President

COMPASS BANK, as a Lender

By:	/s/ Johanna Duke Paley

Name:	Johanna Duke Paley

Title:	Senior Vice President

AMERICAN SAVINGS BANK FSB, as a Lender

By:	/s/ Larry Ishii

Name:	Larry Ishii

Title:	Vice President

By:	/s/ Terence Yeh

Name:	Terence Yeh

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF HAWAII, as a Lender

By:	/s/ Brian H. Uemori

Name:	BRIAN H. UEMORI

Title:	VICE PRESIDENT

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Jon T. Fukagawa

Name:	JON T. FUKAGAWA

Title:	VICE PRESIDENT

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Morgan Lyons

Name:	Morgan Lyons

Title:	Vice President

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH, as a Lender

By:	/s/ Jim C.Y. Chen

Name:	Jim C.Y. Chen

Title:	VP & General Manager

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

LEGACY TEXAS BANK, as a Lender

By:	/s/ Eric Sonneborn

Name:	Eric Sonneborn

Title:	Senior Vice President

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD.
NEW YORK BRANCH, as a Lender

By:	/s/ Tsang — Pei Hsu

Name:	Tsang — Pei Hsu

Title:	VP & DGM

MALAYAN BANKING BERHAD, NEW YORK BRANCH, as a Lender

By:	/s/ Fauzi Zulkifli

Name:	Fauzi Zulkifli

Title:	General Manager

NATIONAL CITY BANK, as a Lender

By:	/s/ Michael A. Johnson

Name:	Michael A. Johnson

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Edward C.A. Forsberg, Jr.

Name:	EDWARD C.A. FORSBERG, JR.

Title:	SENIOR VICE PRESIDENT & MANAGER

By:	/s/ David A. Bennett

Name:	DAVID A. BENNETT

Title:	VICE PRESIDENT

SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

SCHEDULE 1
GUARANTORS
INITIAL GUARANTORS as of December 16, 2005
C. Richard Dobson Builders, Inc., a Virginia corporation
CH Investments of Texas, Inc., a Delaware corporation
CHI Construction Company, an Arizona corporation
CHTEX of Texas, Inc., a Delaware corporation
Continental Homes, Inc., a Delaware corporation
Continental Homes of Texas, L.P., a Texas limited partnership
Continental Residential, Inc., a California corporation
D.R. Horton — Emerald, Ltd., a Texas limited partnership
D.R. Horton, Inc. — Birmingham, an Alabama corporation
D.R. Horton, Inc. — Chicago, a Delaware corporation
D.R. Horton, Inc. — Denver, a Delaware corporation
D.R. Horton, Inc. — Dietz-Crane, a Delaware corporation
D.R. Horton, Inc. — Fresno, a Delaware corporation
D.R. Horton, Inc. — Greensboro, a Delaware corporation
D.R. Horton, Inc. — Gulf Coast, a Delaware corporation
D.R. Horton, Inc. — Jacksonville, a Delaware corporation
D.R. Horton, Inc. — Louisville, a Delaware corporation
D.R. Horton, Inc. — Minnesota, a Delaware corporation
D.R. Horton, Inc. — New Jersey, a Delaware corporation
D.R. Horton, Inc. — Portland, a Delaware corporation
D.R. Horton, Inc. — Sacramento, a California corporation
D.R. Horton, Inc. — Torrey, a Delaware corporation
D.R. Horton LA North, Inc. (f/k/a DRH Regrem X, Inc.), a Delaware corporation

D.R. Horton Los Angeles Holding Company, Inc., a California corporation
D.R. Horton Management Company, Ltd., a Texas limited partnership
D.R. Horton Materials, Inc., a Delaware corporation
D.R. Horton OCI, Inc. (f/k/a D.R. Horton Orange County, Inc.), a Delaware corporation
D.R. Horton VEN, Inc. (f/k/a D.R. Horton San Diego Holding Company, Inc.), a California corporation
D.R. Horton — Texas, Ltd., a Texas limited partnership
DRH Cambridge Homes, Inc., a California corporation
DRH Cambridge Homes, LLC, a Delaware limited liability company
DRH Construction, Inc., a Delaware corporation
DRH Regrem VII, LP, a Texas limited partnership
DRH Regrem VIII, LLC, a Delaware limited liability company
DRH Southwest Construction, Inc., California corporation
DRH Tucson Construction, Inc., a Delaware corporation
DRHI, Inc., a Delaware corporation
KDB Homes, Inc., a Delaware corporation
Meadows I, Ltd., a Delaware corporation
Meadows II, Ltd., a Delaware corporation
Meadows VIII, Ltd., a Delaware corporation
Meadows IX, Inc., a New Jersey corporation
Meadows X, Inc., a New Jersey corporation
SGS Communities at Grande Quay, LLC, a New Jersey limited liability company
D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company
HPH Homebuilders 2000, L.P., a California limited partnership
Melody Homes, Inc., a Delaware corporation
Melmort Co., a Colorado corporation
Schuler Homes of Arizona LLC, a Delaware limited liability company

Schuler Homes of California, Inc., a California corporation
Schuler Homes of Oregon, Inc., an Oregon corporation
Schuler Homes of Washington, Inc., a Washington corporation
Schuler Mortgage, Inc., a Delaware corporation
Schuler Realty Hawaii, Inc., a Hawaii corporation
SHA Construction LLC, a Delaware limited liability company
SHLR of California, Inc., a California corporation
SHLR of Colorado, Inc., a Colorado corporation
SHLR of Nevada, Inc., a Nevada corporation
SHLR of Utah, Inc., a Utah corporation
SHLR of Washington, Inc., a Washington corporation
SRHI LLC, a Delaware limited liability company
SSHI LLC, a Delaware limited liability company
Vertical Construction Corporation, a Delaware corporation
Western Pacific Funding, Inc., a California corporation
Western Pacific Housing Co., a California limited partnership
Western Pacific Housing Management, Inc., a California corporation
Western Pacific Housing, Inc., a Delaware corporation
Western Pacific Housing-Antigua, LLC, a Delaware limited liability company
Western Pacific Housing — Aviara, L.P., a California limited partnership
Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company
Western Pacific Housing-Broadway, LLC, a Delaware limited liability company
Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company
Western Pacific Housing-Carmel, LLC, a Delaware limited liability company
Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company
Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company

Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company
Western Pacific Housing-Creekside, LLC, a Delaware limited liability company
Western Pacific Housing-Culver City, L.P., a California limited partnership
Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company
Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company
Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company
Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company
Western Pacific Housing-Mountaingate, L.P. a California limited partnership
Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company
Western Pacific Housing — Oso, L.P., a California limited partnership
Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company
Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company
Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company
Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company
Western Pacific Housing-Poinsettia, L.P., a California limited partnership
Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company
Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company
Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company
Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company
Western Pacific Housing — Scripps, L.P., a California limited partnership
Western Pacific Housing — Seacove, L.P., a California limited partnership
Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company
Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company
Western Pacific Housing-Torrance, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company

Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company
Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company
Western Pacific Housing-Windemere, LLC, a Delaware limited liability company
Western Pacific Housing — Windflower, L.P., a California limited partnership
WPH-Camino Ruiz, LLC, a Delaware limited liability company
DRH Regrem XI, Inc. a Delaware corporation
DRH Regrem XII, LP, a Texas limited partnership
ADDITIONAL GUARANTORS as of June 13, 2006
DRH Regrem XIII, Inc., a Delaware corporation
DRH Regrem XIV, Inc., a Delaware corporation
DRH Regrem XV, Inc., a Delaware corporation
DRH Regrem XVI, Inc., a Delaware corporation
DRH Regrem XVII, Inc., a Delaware corporation
DRH Regrem XVIII, Inc., a Delaware corporation
DRH Regrem XIX, Inc., a Delaware corporation
DRH Regrem XX, Inc., a Delaware corporation
DRH Regrem XXI, Inc., a Delaware corporation
DRH Regrem XXII, Inc., a Delaware corporation
DRH Regrem XXIII, Inc., a Delaware corporation
DRH Regrem XXIV, Inc., a Delaware corporation
DRH Regrem XXV, Inc. (f/k/a D.R. Horton, Inc. — Los Angeles), a Delaware corporation

EXHIBIT A
FORM OF INVENTORY SUMMARY REPORT
AS OF                                         ,
REPORT DATE:                                         ,

ADMINISTRATIVE AGENT:	Wachovia Bank, National Association, a national banking association

BORROWER:	D. R. Horton, Inc., a Delaware corporation
This certificate is delivered under the Revolving Credit Agreement dated as of December  _____  , 2005 (as modified, amended, renewed, extended, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, the Letter of Credit Issuers defined therein, the Swingline Lender defined therein and the Lenders defined therein. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
I certify to Lenders that:
(a) I am an Authorized Signatory of Borrower in the position(s) set forth under my signature below;
(b) the financial details set forth on the attached Annex I were prepared in accordance with GAAP, and present accurately in all material respects the Loan Inventory for Borrower as of, and for the month ended on,                                         ,                     ; and
(c) all insurance coverage which is customary and usual for the industry and which is required by Section 6.12 of the Credit Agreement is in full force and effect.

D. R. HORTON, INC., a Delaware corporation

By

Name:

Title:

Exhibit A

Annex I
to Inventory Summary Report
As Of _______, ___
(Amounts in Millions)
Section 3.1(a)(i) Calculation of Loan Funding Availability

		Less
		Encumbered	Unencumbered
Loan Inventory		Portion, as	Portion, as	Advance
At Book Value	Total	applicable	applicable	Rate	Amount
(A) Net book value of Unimproved Land[1]				30%

(B) Net book value of Lots Under Development[2]				65%

(C) Net book value of Developed Lots[3]				65%

(D) Net book value of Dwelling Lots[4]				85%

(E) Net book value of all funds in escrow for Dwelling Unit closings				90%

(F) Unrestricted cash and cash equivalents				100%

(G) TOTAL (Sum of A+B+C+D+E+F)

(H) Borrowing Limitation (amount, if any, by which A+B+C exceeds 50% of G)

(I) TOTAL of Section 3.1(a)(i) (line G — line H)

Section 3.1(a)(ii) Calculation of Loan Funding Availability

		Less
		Encumbered	Unencumbered
Loan Inventory		Portion, as	Portion, as	Advance
At Cost Basis	Total	Applicable	Applicable	Rate	Amount
(A) Lots Under Development[2]				65%

(B) Developed Lots[3]				65%

(C) Dwelling Lots[4]				85%

(D) TOTAL (Sum of A+B+C)

(E) Borrowing Limitation (amount, if any, by which A+B exceeds 50% of D)

(F) TOTAL of Section 3.1(a)(ii) (line D — line E)

Annex I to Exhibit A

Reconciliation of Remaining Loan Funding Availability

(A) Loan Funding Availability [ = lesser of TOTAL of Section 3.1(a)(i) or Section 3.1(a)(ii) as calculated above]

(B) Less: Senior Unsecured Indebtedness (other than the Obligations under this Facility)

(C) Subtotal of Loan Funding Availability [ = (A) — (B)]

(D) Advances under this Facility

(E) Unreimbursed Draws under Performance Letters of Credit

(F) Letter of Credit Exposure on non-Performance Letters of Credit

(G) Remaining Loan Funding Availability for additional debt [ = (C) — (D) — (E) — (F)]

1. "Unimproved Land” means parcels of land wholly-owned by Borrower or its Restricted Subsidiaries which are, as of the date of determination, held for future development or disposition and (a) with respect to which all requisite zoning requirements and land use requirements have been satisfied, and all requisite approvals have been obtained (on a final and unconditional basis) from all applicable Governmental Authorities (other than approvals which are simply ministerial and non-discretionary in nature), in order to develop the parcel as a residential housing project and construct Dwellings thereon, and (b) as to parcels located in California and other jurisdictions that have comparable requirements and procedures, which satisfy the requirements of clause (a) above, and which are subject to a currently effective vesting tentative map (unless a county or city where the land is located does not grant vesting tentative maps), have received all necessary approvals (on a final and unconditional basis, other than future conditions imposed on the development in order to obtain such approvals ) by all applicable Governmental Authorities.
2. "Lots under Development” means Land Parcels which are, as of the date hereof, being developed into Developed Lots or which are scheduled for the commencement of development into Developed Lots within six (6) calendar months from the date hereof, and which Borrower has designated and are included as “Lots Under Development” in the foregoing calculation on the date hereof.
3. "Developed Lots” means subdivision lots wholly-owned by Borrower or its Restricted Subsidiaries, subject to a recorded plat and which are in substantial compliance with all Applicable Laws and are suitable for the construction thereon of foundations for a Dwelling, which Borrower has designated and are included as “Developed Lots” in the foregoing calculation on the date hereof (exclusive of any Dwelling Lot).
4. "Dwelling Lots” means Developed Lots with Dwellings which Borrower or any Restricted Subsidiary has designated and are included as “Dwelling Lots” in the calculation of the Loan Funding Availability. The term “Dwelling Lot” includes the Dwelling located thereon.

Annex I to Exhibit A

EXHIBIT D
FORM OF QUARTERLY COMPLIANCE CERTIFICATE
FOR                      ENDED                                         ,
DATE:                                         ,

ADMINISTRATIVE AGENT:	Wachovia Bank, National Association, a national banking association

BORROWER:	D. R. Horton, Inc., a Delaware corporation
This certificate is delivered under the Revolving Credit Agreement dated as of December  _____  , 2005 (as modified, amended, renewed, extended, supplemented, or restated from time to time, the "Credit Agreement”), among Borrower, Administrative Agent, the Letter of Credit Issuers defined therein, the Swingline Lender defined therein and the Lenders defined therein. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
I certify to Administrative Agent and Lenders that:
(a) I am an Authorized Signatory of Borrower and its Restricted Subsidiaries (for purposes hereof “Companies”) in the position(s) set forth under my signature below;
(b) the consolidated Current Financials of Borrower and its Subsidiaries delivered to Administrative Agent concurrently with the delivery hereof were prepared in accordance with GAAP; present fairly in all material respects the consolidated financial condition and results of operations of Borrower and its Subsidiaries; and serve as the basis for the status of compliance by Borrower with certain covenants in the Credit Agreement set forth on Annex I as of, and for the (three, six, or nine months, or fiscal year) ended on, , (the “Subject Period”); and
(c) the status of compliance by Borrower with Sections 6.8(a), (b), (c), (d) and (e) of the Credit Agreement at the end of the Subject Period is as set forth on Annex I to this certificate; provided that Sections 6.8(d) and (e) may be labeled “not applicable” so long as Borrower has, as of the date hereof, an Investment Grade Rating by at least two (2) of Moody’s, S&P and Fitch.

D. R. HORTON, INC., a Delaware corporation

By:

Name:

Title:

Exhibit D

ANNEX I TO QUARTERLY COMPLIANCE CERTIFICATE
Status of Compliance with
Sections 6.8(a), (b), (c), (d) and (e)
of the Credit Agreement
(Dollar Amounts in Millions)
[(Unless otherwise indicated, all calculations are made on a consolidated basis for
Borrower and its Restricted Subsidiaries at the date of determination with respect to the most recently-ended fiscal quarter)]

		Current
		Covenant
Section	Limitation/Covenant	Amount	Status, _______, 200___		Notes *

6.8(a)	Leverage Ratio — Net Funded Notes Payable divided by Total Capitalization (Net Funded Notes Payable plus net shareholders equity) of 0.55 to 1.0 or less	0.55	Indebtedness Less: Cash & cash equiv in excess of $50,000,000 (adjustments not to exceed $500,000,000) Net Funded Notes Payable Plus: Net shareholders equity Total Capitalization Leverage Ratio	$
6.8(b)	Ratio of EBITDA (generally income before interest expense, provision for income taxes, depreciation and amortization, extraordinary and other non-cash losses, etc.) for most recent 12 months to Interest Incurred for any two consecutive fiscal quarters of at least 1.50 to 1.00 or the Borrower shall either maintain (i) a ratio of (A) Adjusted Cash Flow from Operations to (B) Interest Incurred of greater than or equal to 1.50 to 1.00 or (ii) a sum of (y) Loan Funding Availability plus (z) unrestricted cash and cash equivalents, to the extent such unrestricted cash and cash equivalents are not included in calculating Loan Funding Availability, equal to or greater than $500,000,000.	1.50 1.50 $500	EBITDA
Interest incurred
Coverage Ratio (times)

Adjusted Cash Flow from Operations
Ratio of Adjusted Cash Flow from
      Operations to Interest Incurred

Sum of Loan Funding Availability
			Plus Unrestricted cash and cash equivalents	$
6.8(c)	Minimum Tangible Net Worth of at least $3,500,000,000 plus (generally) 50% of annual net profits subsequent to September 30, 2007 and (generally) 50% of additional future equity offerings _____ / _____ / _____ minimum (in millions)	$3,500	Total Net Worth Less: Intangible Assets Less: Non-cash gain or loss from SFAS 133 Mark to Market Adjustments Tangible Net Worth	$
6.8(d)[1]	Speculative Lots not to exceed 40% of trailing twelve months’ unit closings (excludes models)	40%	Speculative Lots Trailing twelve months’ closings Percentage
6.8(e)[1]	Net book value of Developed Lots, Lots Under Development and Land Parcels not to exceed 150% of Adjusted Tangible Net Worth	150%	Net Book Value of Lots & Land 150% of Adjusted Tangible Net Worth	$
				$
	Applicable Margin (see grid below):		Pricing Level Pricing Premium, if applicable Applicable Margin (bps) — Cash borrowing Applicable Margin (bps) — Letters of Credit Unused Commitment Fee (bps)

Annex I to Exhibit D

*	See attached Calculation Worksheets, which are incorporated herein by reference.

1.	Not applicable when Borrower has an Investment Grade Rating by at least two (2) of Moody’s, S&P and Fitch.
Applicable Margin
The sum of (i) the percentage per annum set forth in the first table below, as applicable, plus
(ii) in the case of a Loan or a Letter of Credit, the percentage per annum set forth under the column “Pricing Premium” in the second table below, as applicable:

		Senior	Eurodollar			Unused
Pricing		Unsecured Debt	Rate or	Base	Letters of	Commitment
Level	Leverage Ratio	Rating	LIBOR Rate	Rate	Credit	Fee
1	Less than or equal to 0.30 to 1	BBB+/Baa1	0.50%	0.00%	0.375%	0.125%
2	Greater than 0.30 to 1 but less than or equal to 0.40 to 1	BBB/Baa2	0.625%	0.00%	0.50%	0.15%
3	Greater than 0.40 to 1 but less than or equal to 0.50 to 1	BBB-/Baa3	0.75%	0.00%	0.625%	0.175%
4	Greater than 0.50 to 1 but less than .55 to 1	BB+/Ba1	1.00%	0.00%	0.875%	0.20%
5	Equal to or greater than 0.55 to 1	BB/Ba2	1.375%	0.00%	1.25%	0.225%
Annex I to Exhibit D

If Interest Coverage Ratio is:	AND if Leverage Ratio is:	Pricing Premium:
Greater than or equal to 2.0 to 1.0	Not applicable	0%
Greater than or equal to 1.5 to 1.0 but less than 2.0 to 1.0	Less than or equal to 0.50 to 1.0	.125%
Greater than or equal to 1.5 to 1.0 but less than 2.0 to 1.0	Greater than 0.50 to 1.0	.25%
Greater than or equal to 1.0 to 1.0 but less than 1.5 to 1.0	Less than or equal to 0.475 to 1.0	.25%
Greater than or equal to 1.0 to 1.0 but less than 1.5 to 1.0	Greater than 0.475 to 1.0	.45%
Less than 1.0 to 1.0	Less than or equal to 0.45 to 1.0	.375%
Less than 1.0 to 1.0	Greater than 0.45 to 1.0	.65%
Annex I to Exhibit D

SUPPLEMENT TO ANNEX I
Calculation Worksheets
[TO BE ATTACHED BY BORROWER.]
Annex I to Exhibit D